Shareholders' equity	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Shareholders' equity
Note 15: Shareholders’ equity

Shares outstanding – Shares of common stock outstanding were as follows:

(in thousands)	2010	2009	2008
Balance, beginning of year	$51,189	$51,131	$51,887
Issued	410	237	380
Repurchased	(167)	(120)	(1,054)
Retired	(94)	(59)	(82)
Balance, end of year	$51,338	$51,189	$51,131

Share repurchases – We have an outstanding authorization from our board of directors to purchase up to 10 million shares of our common stock. This authorization has no expiration date, and 6.2 million shares remained available for purchase under this authorization as of December 31, 2010. We repurchased 0.2 million shares during 2010 for $3.0 million, 0.1 million shares during 2009 for $1.3 million and 1.1 million shares during 2008 for $21.8 million.

Common stock purchase rights – In February 1988, we adopted a shareholder rights plan under which common stock purchase rights automatically attach to each share of common stock we issue. The rights plan is governed by a rights agreement between us and Wells Fargo Bank, National Association, as rights agent. This agreement most recently was amended and restated as of December 20, 2006 (Restated Agreement).

Pursuant to the Restated Agreement, upon the occurrence of certain events, each right will entitle the holder to purchase one share of common stock at an exercise price of $100. The exercise price may be adjusted from time to time upon the occurrence of certain events outlined in the Restated Agreement. In certain circumstances described in the Restated Agreement, if (i) any person becomes the beneficial owner of 20% or more of the company’s common stock, (ii) the company is acquired in a merger or other business combination or (iii) upon the occurrence of other events, each right will entitle its holder to purchase a number of shares of common stock of the company, or the acquirer or the surviving entity if the company is not the surviving corporation in such a transaction. The number of shares purchasable at the then-current exercise price will be equal to the exercise price of the right divided by 50% of the then-current market price of one share of common stock of the company, or other surviving entity, subject to adjustments provided in the Restated Agreement. The rights expire December 31, 2016, and may be redeemed by the company at a price of $.01 per right at any time prior to the occurrence of the circumstances described above. The Restated Agreement requires an independent director review of the plan at least once every three years. The most recent review was completed in December 2009.

Accumulated other comprehensive loss – The components of accumulated other comprehensive loss as of December 31 were comprised of the following:

(in thousands)	2010	2009	2008
Postretirement and defined benefit pension plans:
Unrealized prior service credit	$15,651	$17,978	$22,858
Unrealized net actuarial losses	(68,343)	(70,328)	(81,019)
Postretirement and defined benefit pension plans, net of tax	(52,692)	(52,350)	(58,161)
Loss on derivatives, net of tax(1)	(4,522)	(5,841)	(7,498)
Net unrealized gain on marketable securities, net of tax	13	—	—
Currency translation adjustment	7,189	5,373	705
Accumulated other comprehensive loss	$(50,012)	$(52,818)	$(64,954)

(1) Relates to interest rate locks executed in 2004 and 2002. See Note 6 for further information regarding these financial instruments.